UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

July 18, 2024

Date of Report (date of earliest event reported)

Micron Technology, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-10658	75-1618004
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8000 South Federal Way

Boise, Idaho 83716-9632

(Address of principal executive offices and Zip Code)

(208) 368-4000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.10 per share	MU	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year

On July 18, 2024, the Board of Directors (the “Board”) of Micron Technology, Inc. (the “Company”) approved the Company’s Amended and Restated Bylaws (the “Amended Bylaws”), effective as of such date.

Among other things, the Amended Bylaws include amendments to reflect changes to the Delaware General Corporation Law (the “DGCL”) and the laws of the state of Delaware, including:

●	incorporating provisions to permit meetings of stockholders to be held by remote communications;

●	adjusting provisions relating to delivery of notices of stockholder meetings and adjourned stockholder meetings to take advantage of increased flexibility with regard to electronic notices;

●	updating requirements related to notice of adjourned stockholder meetings;

●	provisions regarding notices of special meetings of the Board; and

●	requirements for action by written consent of the Board.

The Amended Bylaws also incorporate certain other amendments, including:

●	enhancing procedural mechanics and disclosure requirements in connection with stockholder nominations of directors and submissions of proposals regarding other business at the Company’s annual meeting of stockholders (except for proposals properly made in accordance with Rule 14a-8 under the Securities Exchange Act of 1934, as amended), including by clarifying the period during which such nominations or proposals can be submitted, and requiring additional background information and disclosures regarding proposing stockholders, proposed nominees and business, and other persons related to a stockholder’s solicitation of proxies;

●	changing certain provisions relating to stockholder nominees for election as a director to address the universal proxy rules adopted by the Securities and Exchange Commission;

●	updating provisions regarding resignation of directors and filling of vacancies;

●	clarifying and updating certain provisions relating to directors, and Board committees;

●	clarifying certain matters related to (but not eliminating or materially amending), the proxy access bylaw;

●	clarifying the Company’s existing Delaware exclusive forum provision; and

●	updating and clarifying certain procedures related to advancement of expenses in the context of indemnification of directors and officers.

The Amended and Restated Bylaws also incorporate other ministerial, clarifying and conforming changes, including changes to align with the language used in certain provisions of the DGCL.

This description of the amendment to the Company’s bylaws is qualified in its entirety by reference to the text of the Amended and Restated Bylaws filed as Exhibit 3.1 to this report.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Amended and Restated Bylaws as of July 18, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 19, 2024	MICRON TECHNOLOGY, INC.

	By:	/s/ Michael Ray
	Name:	Michael Ray
	Title:	Senior Vice President, Chief Legal Officer and Corporate Secretary